Exhibit 21.1

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)
Alabama HMA Physician Management, Inc.	Alabama	Cheaha Family Medicine Primary Care Associates

Amory HMA, Inc.	Mississippi	Gilmore Regional Medical Center

Amory HMA Physician Management, Inc.	Mississippi

Anniston HMA, Inc.	Alabama	Stringfellow Memorial Hospital

Augusta HMA, Inc.	Georgia

Augusta HMA Physician Management, Inc.	Georgia

Bartow HMA, Inc.	Florida	Bartow Regional Medical Center

Bartow HMA Physician Management, Inc.	Florida	Women’s Health Specialists of Central Florida

Biloxi H.M.A., Inc.	Mississippi	Biloxi Regional Medical Center

Biloxi HMA Physician Management, Inc.	Mississippi	Center for Industrial Health & Wellness Lakeview Family Medicine Center

Brandon HMA, Inc.	Mississippi	Rankin Medical Center

Brooksville HMA Physician Management, Inc.	Florida

Canton HMA, Inc.	Mississippi

Carlisle HMA, Inc.	Pennsylvania	Carlisle Regional Medical Center Carlisle Regional Surgery Center

Carlisle HMA Physician Management, Inc.	Pennsylvania

Carlisle HMA Surgery Center, LLC (1)	Pennsylvania	Carlisle Regional Surgery Center

Central Polk, LLC (2)	Florida

Chester HMA, Inc.	South Carolina	Chester Regional Medical Center Chester Nursing Center Neighbors Care Home Health Agency Church Street Clinic Richburg Family Medical Center

Chester HMA Physician Management, Inc.	South Carolina

Citrus HMA, Inc.	Florida	Seven Rivers Regional Medical Center Seven Rivers Home Care Seven Rivers Rehab Center Seven River Outpatient Laboratory Dunnellon Diagnostic Center Seven Rivers Rehab & Wound Center

Clarksdale HMA, Inc.	Mississippi	Northwest Mississippi Regional Medical Center

Clarksdale HMA Physician Management, Inc.	Mississippi

Coffee Hospital Management Associates, Inc.	Tennessee

Collier HMA Facility Based Physician Management, Inc.	Florida

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)
Collier HMA Physician Management, Inc.	Florida	Medical Surgical Specialists Naples Medical & Surgical Specialists

Crystal River HMA Physician Management, Inc.	Florida

Durant H.M.A., Inc.	Oklahoma	Medical Center of Southeastern Oklahoma Jaiswal Clinic Southeastern Multispecialty Group Ob/Gyn Associates of SE Oklahoma

Durant HMA Surgical Center, LLC (3)	Oklahoma

Durant HMA Physician Management, Inc.	Oklahoma

EverRad HMA Holdings, LLC	Florida

Florida HMA Urgent Care, Inc.	Florida

Gadsden HMA Physician Management, LLC (4)	Alabama

Gaffney H.M.A., Inc.	South Carolina	Upstate Carolina Medical Center

Gaffney HMA Physician Management, Inc.	South Carolina	Gaffney Medical Associates

Georgia HMA Physician Management, Inc.	Georgia

Green Clinic, Inc.	Florida

Gulf Coast HMA Physician Management, Inc.	Florida

Gulf Coast Medical Group

Gulf Coast Neurology Associates

Englewood Primary Care & Walk-In Clinic

North Port Family Medicine

North Port Internal Medicine

Punta Gorda Cardiology Group

Venice Family Practice

Venice Family Medical & Walk-In

Venice Health Center

Venice Hospital Group

Venice Internal Medicine Healthpark

Venice Internal Medicine Island

Gulfmed, Inc.	Mississippi

Gulf Oaks Therapeutic Day School, LLC (5)	Mississippi

Haines City HMA, Inc.	Florida	Heart of Florida Regional Medical Center Center for Healthy Workforce Heart of Florida Therapy Center

Hamlet H.M.A., Inc.	North Carolina	Sandhills Regional Medical Center

Hamlet HMA Physician Management, Inc.	North Carolina	Sandhills Medical Group

Harborside Surgery Center, LLC	Florida

Harrison HMA, Inc.	Mississippi	Gulf Coast Medical Center

Harrison HMA Physician Management, Inc.	Mississippi

Hartsville HMA, Inc.	South Carolina	Carolina Pines Regional Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)
Hartsville HMA Physician Management, Inc.	South Carolina	The Medical Group Pee Dee Hospitalists The Children’s Group Children’s Care Clinic

Hernando HMA, Inc.	Florida	Hernando Healthcare Brooksville Regional Hospital Spring Hill Regional Hospital Special Delivery Suites

HMA Fentress County General Hospital, Inc.	California	Jamestown Regional Medical Center

HMA Physician Practice Management, Inc.	Florida

HMA Santa Rosa Medical Center, Inc.	California	Santa Rosa Medical Center Santa Rosa Primary Care Center

Hospital Management Associates, Inc.	Florida

Hospital Management Services of Florida, Inc. (6)	Florida	HMA Hospital Management Services of Florida, Inc. (in Texas)

Insurance Company of the Southeast, Ltd.	Cayman Islands, BWI

Jackson HMA, Inc.	Mississippi	Central Mississippi Medical Center

Jackson HMA North Medical Office Building, Inc.	Mississippi

Jamestown HMA Physician Management, Inc.	Tennessee	Jamestown Surgical Associates ENT of Jamestown Jamestown Urology Associates Fentress Internal Medical Center

Kennett HMA, Inc.	Missouri	Twin Rivers Regional Medical Center

Kennett HMA Physician Management, Inc.	Missouri

Key West HMA, Inc.	Florida	Lower Keys Medical Center Depoo Hospital

Key West HMA Physician Management, Inc.	Florida

South Florida Medical and Surgical Associates

Keys Medical Group

Lower Keys Primary Care Clinic

Primary Care Center of Key West

Family Medicine Center of Marathon

Cardiology Center of Marathon

Paradise Pulmonary

Keystone HMA Property Management, Inc.	Pennsylvania

Lancaster HMA, Inc.	Pennsylvania

Heart of Lancaster Regional Medical Center

Community Hospital of Lancaster

Lancaster Regional Health

The Heart of Lancaster Regional Medical Center

Heart of Lancaster Hospital

The Heart of Lancaster Hospital

Heart of Lancaster

Center City Family Health

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)

Lancaster HMA Physician Management, Inc.	Pennsylvania

Central Penn Medical Group

Central Penn Management Group

Heart of Lancaster Cardiology

Heart of Lancaster Internal Medicine

Heart of Lancaster Ob Gyn Clinic

Heart of Lancaster Family Practice

Highlands Family Practice

Carlisle Urology

Cardiac & Vascular Surgeons of Lancaster

Cardiothoracic & Vascular Surgeons of Lancaster

Orthopaedic Specialists of Central Pennsylvania

Pediatric Partners

Lancaster Pulmonary and Sleep Associates

Lancaster Anesthesia Associates

Lancaster Outpatient Imaging, LLC	Pennsylvania	The Image Center of Lancaster

Lebanon HMA, Inc.	Tennessee	University Medical Center McFarland Specialty Hospital University Medical Center Skilled Nursing Facility Donelson Home Health

Lebanon HMA Physician Management Corp.	Tennessee	Tennessee Orthopedics and Sports Medicine Tennessee Orthopaedics Tennessee Medical Professionals Reflections Women’s Wellness of Lebanon

Lebanon HMA Surgery Center, Inc.	Tennessee	Lebanon Surgical Center

Lehigh HMA, Inc.	Florida	Lehigh Regional Medical Center Lehigh Pediatric Care Center

Lehigh HMA Physician Management, Inc.	Florida	Lehigh Medical Group

Little Rock HMA, Inc.	Arkansas	Southwest Regional Medical Center First Med Urgent Care Firstmed Occupational Medicine Grand Prairie Medical Clinic Southwest Hospital Southwest Medical Group

Lone Star HMA, L.P.	Delaware	Dallas Regional Medical Center at Galloway (f/k/a Medical Center of Mesquite) Woman’s Center at Dallas Regional Medical Center (f/k/a Mesquite Community Hospital)

Louisburg H.M.A., Inc.	North Carolina	Franklin Regional Medical Center

Louisburg HMA Physician Management, Inc.	North Carolina	Perry Medders Medical Group Franklin Pediatric Care Franklin Family Medicine Franklinton Medical Practice Heritage Family Care Women’s Specialty Center

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)
Madison HMA, Inc.	Mississippi	Madison Regional Medical Center

Madison HMA Physician Management, Inc.	Mississippi

Marathon H.M.A., Inc.	Florida	Fishermen’s Hospital Big Pine Medical Complex

Meridian HMA, Inc.	Mississippi	Riley Hospital

Meridian HMA Clinic Management, Inc.	Mississippi

Meridian HMA Nursing Home, Inc.	Mississippi

Mesquite HMA General, LLC (6)(7)	Delaware

Mesquite HMA Limited, LLC (6)(8)	Delaware

Midwest Regional Medical Center, LLC	Oklahoma	Midwest Regional Medical Center Oklahoma Regional Heart Pavilion

Midwest City HMA Physician Management, LLC (9)	Oklahoma

Sooner Medical Management

Indian Meridian Family Medicine

Renaissance Physicians Midwest City

First Choice Women’s Care

Hitt Aesthetic and Reconstructive Surgery

Midwest Sports Medicine

Moore Internal Medicine

Riverwalk Surgical Services

Riverwalk Women’s Health Care

Total Vein Care Center

Monroe HMA, Inc.	Georgia	Walton Regional Medical Center Walton Regional Nursing Home

Monroe HMA Physician Management, Inc.	Georgia	Social Circle Family Medicine Walton OB/GYN Specialists Walton Pulmonary and Sleep Medicine Walton Surgical Group Barrow Surgical Associates Winder Pediatrics

Mooresville HMA Physician Management, Inc.	North Carolina

Lake Norman Medical Group

Primary Care Associates

Primary Care Associates Internal Medicine

Lake Norman Neonatology Associates

Oakhurst Women’s Center at the Lake

Lake Norman Center for Digestive & Liver Disease

Center for Infectious Disease

North Mecklenburg Medical Associates

Sherrill Pediatrics

Lake Norman Preventive Nephrology & Hypertension

Mooresville Hospital Management Associates, Inc.	North Carolina	Lake Norman Regional Medical Center Hospitalists of Lake Norman The Surgical Center at Lake Norman Lake Norman Regional Medical Center - Home Health

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)
Naples HMA, Inc.	Florida	Physicians Regional Healthcare System Physicians Regional Medical Center-Pine Ridge Physicians Regional Medical Center-Collier Boulevard

Natchez Community Hospital, Inc.	Mississippi	Natchez Community Hospital

Natchez HMA Physician Management, Inc.	Mississippi	Family Medical Center

North Port HMA, Inc.	Florida

Norton HMA, Inc.	Virginia

Oklahoma HMA Urgent Care, LLC (9)	Oklahoma	MedExpress Urgent Care MedEx Urgent Care

Orlando H.M.A., Inc.	Florida

OsceolaSC, LLC	Delaware	St. Cloud Regional Medical Center Wound Healing & Hyperbaric Center at St. Cloud Regional

Oviedo HMA, Inc.	Florida

Paintsville HMA Physician Management, Inc.	Kentucky

Paintsville Hospital Company	Kentucky	Paul B. Hall Regional Medical Center Women’s Center of Paintsville

Pasco Hernando HMA Physician Management, Inc.	Florida

A Place for Women of Pasco County

East Pasco Family Medicine

East Pasco Family Practice

East Pasco Primary Care

Lake Jovita Family Practice

Lake Jovita Internal Medicine

Lake Jovita Primary Care

Louis Caruso Cardiology

Pasco Orthopaedic Clinic

Pasco Regional Anesthesia

Pasco Regional Radiology Group

Place for Women

The Place for Women

Women’s Health of Pasco

Pasco HMA, Inc.	Florida	Pasco Regional Medical Center Pasco Medical Plaza Condominium The Center for Wound Healing and Hyperbaric Medicine of Pasco Regional Medical Center

PBEC HMA, Inc.	Florida	Pelican Bay Executive Center

Peace River HMA Nursing Center, Inc.	Florida	Peace River Nursing and Rehabilitation Center

Pennington Gap HMA, Inc.	Virginia

Pennington Gap HMA Physician Management, Inc.	Virginia

Personal Home Health Care, Inc. (10)	Tennessee

Poinciana HMA, LLC	Florida

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)
Polk HMA, Inc.	Florida

Poplar Bluff Regional Medical Center, Inc. (f/k/a Three Rivers Healthcare, Inc.)	Missouri

Poplar Bluff Regional Medical Center-North

Poplar Bluff Regional Medical Center-South

Piedmont Family Pharmacy

Three Rivers Lab and X-ray

Three Rivers Healthcare Home Health

Three Rivers Healthcare Pathology Services

Three Rivers Healthcare Hospice

Piedmont Family Clinic

Malden Medical Center

Puxico Medical Center

Dexter Medical Center

Bloomfield Medical Clinic

Poplar Bluff HMA Physician Management Corp.	Missouri	Ozark Hospitalist Group Ozark Medical Management Ozark Heart & Vascular Institute

Port Charlotte HMA, Inc.	Florida	Peace River Regional Medical Center Peace River Home Health Service

Port Charlotte HMA Physician Management, Inc.	Florida	Charlotte Urgent Care Neurology Associates of Charlotte County Peace River Women’s Center Port Charlotte Internal Medicine Surgical Associates of Charlotte County

Punta Gorda HMA, Inc.	Florida	Charlotte Regional Medical Center Riverside Behavioral Center Wound Care Clinic of Charlotte North Port Family Health Center Home Health Services of Charlotte Charlotte Regional Private Duty Services

Punta Gorda HMA Physician Management, Inc.	Florida	Davis Orthopedic Center Charlotte Harbor Cardiac Surgical Associates Vascular Associates of Charlotte County

Regional Cardiology Center LLC	Mississippi

River Oaks Hospital, Inc.	Mississippi	River Oaks Health System River Oaks Hospital

River Oaks Management Company, Inc. (11)	Mississippi	Preferred Medical Network

River Oaks Medical Office Building, Inc. (11)	Mississippi

Riverpark Community Cath Lab, LLC	Delaware

Riverview Regional Medical Center, LLC	Alabama	Riverview Regional Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)
ROH, Inc. (11)	Mississippi	Woman’s Hospital at River Oaks

Rose City HMA, Inc.	Pennsylvania	Lancaster Regional Medical Center Lancaster Regional Medical Center Home Health & Hospice

Santa Rosa HMA Physician Management, Inc.	Florida	Santa Rosa Medical Group

Sebastian Hospital, Inc.	Florida	Sebastian River Medical Center Sebastian River Home Health

Sebastian HMA Physician Management, Inc.	Florida	Sebastian Family Walk In Care Coastal Neurosurgery & Spine

Sebring HMA Physician Management, Inc.	Florida	Highlands Medical Group

Sebring Hospital Management Associates, Inc.	Florida	Highlands Regional Medical Center Highland Medical Group

Southwest Physicians Risk Retention Group, Inc.	South Carolina

St. Cloud HMA Physician Management, Inc.	Florida

St. Cloud Physician Management, LLC (12)	Delaware	St. Cloud Medical Group Medical Solutions for Women St. Cloud Surgical Associates St. Cloud Orthopeadics

Statesboro HMA, Inc.	Georgia	East Georgia Regional Medical Center

Statesboro HMA Physician Management, Inc.	Georgia

Statesville HMA, Inc.	North Carolina	Davis Regional Medical Center

Statesville HMA Physician Management, Inc.	North Carolina	Urology Care

Tequesta HMA, Inc.	Florida

The Surgery Center at Durant, LLC	Oklahoma	The Surgery Center at Durant

Tullahoma HMA, Inc.	Tennessee	Harton Regional Medical Center Family Medical Center Family Medical Center of Decherd Medical Home Health Care

Tullahoma HMA Physician Management, Inc.	Tennessee	Hunters Lane Medical

Van Buren H.M.A., Inc.	Arkansas	Summit Medical Center Complete Knee Center of Arkansas Cornerstone Family Clinic Cornerstone Medical Group Internal Medicine

Van Buren HMA Central Business Office, Inc.	Arkansas

Venice HMA, Inc.	Florida	Venice Regional Medical Center Home Health Services of Venice

Wauchula HMA Physician Management, Inc.	Florida	Pioneer Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation	Doing Business As (if different from corporate name)
Western Virginia HMA Physician Management, Inc.	Virginia

Williamson Memorial Hospital, LLC (6)	West Virginia	Williamson Memorial Hospital

Williamson HMA Physician Management, LLC (13)	Delaware	Tug Valley Pediatrics Williamson Cardiac Care Center Williamson Family Care Center Williamson Surgery Group

Winder HMA, Inc.	Georgia	Barrow Regional Medical Center

Yakima HMA, Inc.	Washington

Yakima Regional Medical and Heart Center

Yakima Regional Medical & Cardiac Center

Yakima Regional Home Health & Hospice

Yakima Regional Medical Center Pharmacy

Toppenish Regional Medical

Toppenish Regional Medical Center Pharmacy

Toppenish Community Hospital

Yakima HMA Physician Management Corp.	Washington

Ahtanum Ridge Family Medicine

Central Washington Endocrine Center

Central Washington Internal Medicine and Endocrine Center

Central Washington Internal Medicine

Central Washington Neurosciences

Central Washington Occupational Medicine

Central Washington Orthopedic Surgeons

Central Washington Rehabilitation

Central Washington Surgical Associates

Emergency Physicians Toppenish

Midvalley Family Medicine

Terrace Heights Family Physicians

Toppenish Anesthesiology Center

YRMC Anesthesiology

YRMC Cardiology

(1)	Subsidiary of Carlisle HMA, Inc.
(2)	Subsidiary of Haines City HMA, Inc.
(3)	Subsidiary of Durant H.M.A., Inc.
(4)	Subsidiary of Riverview Regional Medical Center, LLC
(5)	Subsidiary of Harrison HMA, Inc.
(6)	Subsidiary of Hospital Management Associates, Inc.
(7)	General Partner of Lone Star HMA, L.P.
(8)	Limited Partner of Lone Star HMA, L.P.
(9)	Subsidiary of Midwest Regional Medical Center, LLC
(10)	Subsidiary of HMA Fentress County General Hospital, Inc.
(11)	Subsidiary of River Oaks Hospital, Inc.
(12)	Subsidiary of OsceolaSC, LLC
(13)	Subsidiary of Williamson Memorial Hospital, LLC